RELEASE AND SETTLEMENT AGREEMENT

THIS AGREEMENT is entered into on this ___ day of September, 2012, by and between SCOTT BEGGS, individually (Releasor) and SHOSHONE SILVER/GOLD MINING COMPANY, an Idaho corporation (Releasee) and is made pursuant to Kootenai County Case No. CV 12-4947 entitled ***Scott Beggs vs. Shoshone Silver/Gold Mining Company***.

IT IS HEREBY AGREED this Agreement is in consideration of the full discharge of past, present and future claims arising out of that certain employment agreement between the parties dated July 5, 2011 and entitled "**EMPLOYMENT AGREEMENT**."

IN FULL AND COMPLETE DISCHARGE, Scott Beggs agrees to discharge any and all claims now asserted and any and all claims which could be asserted in the future by the heirs of Scott Beggs as a result of the alleged actions or omissions of Shoshone Silver/Gold Mining Company arising out of the above-described Employment Agreement.

Shoshone Silver/Gold Mining Company agrees to pay the sums herein specified. This Release and Settlement Agreement shall apply to all claims, damages, or injuries, whether known, disclosed, or manifested presently or in the future, on the part of all parties to this Agreement, to the effect this Agreement shall be a full, binding and complete settlement between the parties hereto, their heirs, successors and assigns.

Payment pursuant to this Release and Settlement Agreement is made solely for the purpose of terminating the dispute and litigation between the parties.

Shoshone Silver/Gold Mining Company agrees to pay to Scott Beggs Two Hundred and Twenty Thousand Dollars ($220,000) under the following terms and conditions:

A. Ninety-five Thousand Dollars ($95,000.00) payable within seven (7) days of the agreed upon closing date;

B. One Hundred and Twenty-five Thousand Dollars ($125,000) to be paid in equal monthly principal installments of $11,106.10, to be paid on or before the close of business on the second Friday of each month, with the first payment to be made in October2012, bearing interest at 12 percent (12%) per anum, for a period of 12 months;

C. A Promissory Note in the amount of One Hundred Twenty-five Thousand Dollars ($125,000) issued by Shoshone Silver/Gold Mining Company in favor of Scott Beggs;

D. The Promissory Note shall be secured by a recorded lien on corporate assets known as:

Keep Cool
Mineral Survey No. 1506
Claim names: Moonlight, Hazel Dell, Keep Cool and Flash, and

Idaho Lakeview
Mineral Survey No. 2763
Claim names: Venzwela, Western Adventure, Western Adventure No. 2, Late Bonanza and Western Adventure Mill Site;

Lakeview Mill property

The lien shall be prepared by Defendant in a form acceptable to Plaintiff and shall be filed immediately after the signing of this Agreement. Defendant shall provide proof of filing.

E. The Board of Directors of Shoshone Silver/Gold Mining Company shall jointly sign an affidavit warranting there exists no incumbrance(s) on the above-identified mining claims and further warranting and representing that Plaintiff is in first position in the event of a default on the obligations contained herein;

F. There shall be no penalty for early payment on the Promissory Note and the interest shall be calculated on only those sums remaining due and owing.

G. A default will be deemed to have occurred if an agreed upon payment is not received within two business days of the due date, absent mutual agreement to a delay in the due date of the payment. In the event of a default in making a timely payment, the

entire unpaid balance will be considered as having been defaulted upon. Plaintiff shall be made whole for all attorney fees and costs associated with executing on the lien.

H. The Defendant further warrants and represents that all tax obligations on the property being pledged as security for the Promissory Note are not in arrears and shall not be allowed to become delinquent during the time period set forth in Paragraph B above.

Said payment shall be a full and final discharge of all claims, damages, or injuries arising out of the Employment Agreement between the parties as described above. Payment of the aforementioned settlement funds shall be payable to the trust account of Thomas W. McLane, ISB No. 6535, Randall and Danskin, 601 West Riverside Avenue, Suite 1500, Spokane, Washington 99201-0653.

In consideration of the foregoing, Scott Beggs does hereby release, acquit, and forever discharge the Shoshone Silver/Gold Mining Company its heirs, successors, or assigns, from any and all actions, causes of action, claims and damages, damages, costs, loss of service, expenses, and compensation on account of or in any way arising out of the above-entitled Kootenai County, First Judicial District Court case and does hereby agree to indemnify and hold harmless Shoshone Silver/Gold Mining Company from any and all further claims, demands, costs or expenses, arising out of the claims, injuries or damages claimed by Scott Beggs in or arising out of the above-entitled Employment Agreement.

It is expressly warranted by all parties that no promise or inducement has been offered, except as set forth herein and that this Release and Settlement Agreement is executed without reliance upon any settlement or representation of the person or parties released, their representatives or any other party concerning Internal Revenue Service rulings or code, the nature and extent of the injuries, damages, claims and/or legal liability therefore. Acceptance of

the consideration set forth herein is in full accord and satisfaction of a disputed claim for which liability has been expressly denied.

Upon execution of the Release and Settlement Agreement, the Promissory Note and the filing of security instruments as stated above, Scott Beggs shall file a Stipulation and Order to Dismiss Kootenai County Case No. CV 12-4947, with prejudice. Each party shall bear their own costs and fees attendant to said action.

This Release and Settlement Agreement contains the entire agreement between the parties with regards to the matters set forth herein, and shall be binding upon and inure to the benefit of the executors, administrators, heirs, successors and assigns of each party heretofore listed.

This Release and Settlement Agreement shall be construed and interpreted in accordance with the laws of the State of Idaho.

DATED this 26 day of September, 2012.

SCOTT BEGGS, Plaintiff/Releasor

DATED this 30 day of September, 2012.

RANDALL AND DANSKIN, PS

By: ____________________
THOMAS W. McLANE
Attorney for Plaintiff/Releasor

DATED this 12th day of September, 2012.

SHOSHONE SILVER/GOLD MINING COMPANY,
an Idaho corporation

By: ______________________________
JOHN RYAN, Member of the Board of Directors
Defendant/Releasee

DATED this 13 day of September, 2012.

PAINE HAMBLEN LLP

By: ______________________________
SCOT D. NASS
Attorney for Defendant/Releasee

H:\CDADOCS\91111\00272\AGREE\C095578:sd

AFFIDAVIT

STATE OF IDAHO)
:ss
COUNTY OF KOOTENAI)

JOHN RYAN, HOWARD CROSBY, GREG SMITH and DON ROLFE duly sworn upon oath, depose and state as follows:

1. That I am over the age of eighteen (18) and am competent to testify to the following.

2. That I have personal knowledge as to the matters attested to herein.

3. That this Affidavit is made pursuant to Kootenai County Case No. CV 12-4947, Scott Beggs, individually, Plaintiff v. Shoshone Silver/Gold Mining Company, an Idaho corporation, Defendant.

4. This Affidavit is made attendant to that certain Release and Settlement Agreement between the parties.

5. That John Ryan, Howard Crosby, Greg Smith and Don Rolfe are the members of the Board of Directors of Shoshone Silver/Gold Mining Company, an Idaho corporation.

6. That each of the signatories warrant and represent in their role as members of the Board of Directors that there exists no encumbrances on the following mining claims:

   a. Keep Cool Mineral Survey No. 1506 with claim names Moonlight, Hazel Dell, Keep Cool and Flash; and Idaho Lakeview Mineral Survey No. 2763 with claim names Venzwela, Western Adventure, Western Adventure No. 2, Late Bonanza and Western Adventure Mill Site; and more particularly described in the Deeds of Trust issued from Shoshone Silver/Gold Mining Company, an Idaho corporation to Scott Beggs individually.

   b. The Lakeview Mill property, as described in the Release and Settlement Agreement.

c. The signatories below further warrant and represent that Scott Beggs is in first position on all of the properties listed in the Release and Settlement Agreement in the event of a default on the obligations contained in the Release and Settlement Agreement.

d. The signatories represent and warrant that Lakeview Consolidated Silver Mines Inc. is a wholly-owned subsidiary of the Defendant, Shoshone Silver/Gold Mining Company.

e. The signatories warrant and represent that the Lakeview Mill property listed as security in the Release and Settlement Agreement is currently leased to Black Mountain Resources. This property is described and included in the Deed of Trust that was provided to counsel for Plaintiff Beggs by counsel for the Defendant on October 1, 2012.

JOHN RYAN
SHOSHONE SILVER/GOLD MINING CO.,
an Idaho corporation, member of the
Board of Directors

SUBSCRIBED AND SWORN to before me this 5th day of October, 2012.

Martha T. Roletto
Notary Public for: Idaho
Residing in: Kootenai County
Commission expires: 11-3-16

MARTHA T. ROLETTO
NOTARY PUBLIC
STATE OF IDAHO

HOWARD CROSBY
SHOSHONE SILVER/GOLD MINING CO.,
an Idaho corporation, member of the
Board of Directors

SUBSCRIBED AND SWORN to before me this 3rd day of October, 2012.

MICHELLE L CONNER
COMMISSION EXPIRES
NOTARY PUBLIC
11-25-14
STATE OF WASHINGTON

Notary Public for: Washington
Residing in: Walla Walla
Commission expires: 11/25/2014

GREG SMITH
SHOSHONE SILVER/GOLD MINING CO.,
an Idaho corporation, member of the
Board of Directors

SUBSCRIBED AND SWORN to before me this _______ day of October, 2012.

Notary Public for: ______________
Residing in: ______________
Commission expires: ______________

DON ROLFE
SHOSHONE SILVER/GOLD MINING CO.,
an Idaho corporation, member of the
Board of Directors

SUBSCRIBED AND SWORN to before me this _______ day of October, 2012.

Notary Public for: ______________
Residing in: ______________
Commission expires: ______________

HOWARD CROSBY
SHOSHONE SILVER/GOLD MINING CO.,
an Idaho corporation, member of the
Board of Directors

SUBSCRIBED AND SWORN to before me this _______ day of October, 2012.

Notary Public for: ____________
Residing in: ____________
Commission expires: ____________

GREG SMITH
SHOSHONE SILVER/GOLD MINING CO.,
an Idaho corporation, member of the
Board of Directors

SUBSCRIBED AND SWORN to before me this 3rd day of October, 2012.

KENELMA RIVERA
NOTARY PUBLIC STATE OF TEXAS
COMMISSION EXPIRES:
08-29-2014

Notary Public for: ____________
Residing in: Dallas TX.
Commission expires: 6-29-2014

DON ROLFE
SHOSHONE SILVER/GOLD MINING CO.,
an Idaho corporation, member of the
Board of Directors

SUBSCRIBED AND SWORN to before me this _______ day of October, 2012.

Notary Public for: ____________
Residing in: ____________
Commission expires: ____________

____
HOWARD CROSBY
SHOSHONE SILVER/GOLD MINING CO.,
an Idaho corporation, member of the
Board of Directors

SUBSCRIBED AND SWORN to before me this ______ day of October, 2012.

____
Notary Public for: ____________
Residing in: ________________
Commission expires: ____________

____
GREG SMITH
SHOSHONE SILVER/GOLD MINING CO.,
an Idaho corporation, member of the
Board of Directors

SUBSCRIBED AND SWORN to before me this ______ day of October, 2012.

____
Notary Public for: ____________
Residing in: ________________
Commission expires: ____________

Don Rolfe
DON ROLFE
SHOSHONE SILVER/GOLD MINING CO.,
an Idaho corporation, member of the
Board of Directors

SUBSCRIBED AND SWORN to before me this 3rd day of October, 2012.

Penny L. Magers
Notary Public for: Washington
Residing in: Wilbur
Commission expires: 10/31/12

PENNY L. MAGERS
NOTARY PUBLIC
COMMISSION EXPIRES 10-31-12
STATE OF WASHINGTON

PROMISSORY NOTE

$125,000.00 October 5, 2012

FOR VALUE RECEIVED, Shoshone Silver/Gold Mining Company promises to pay to the order of Scott Beggs the sum of $125,000.00, 12% interest per annum from the date above stated until paid, payable as follows:

(A) Equal monthly installments of $11,106.10, commencing on the close of business on the second Friday of each month, with the first payment to be made in October 2012, and each second Friday thereafter until the entire remaining balance, principal and accrued interest shall be due and owning.

(B) In the event any payment is not received within two business days of the due date, absent mutual agreement to a delay in the due date of the payment, a default will occur. In the event of a default in making a timely payment, the entire unpaid balance will be considered as having been defaulted upon. Scott Beggs shall be made whole for all attorney's fees and costs associated with executing on this Note.

(C) All payment shall be applied to costs, fees and charges which are the responsibility of the maker under this Promissory Note, then to the payment of accrued interest, and thereafter to a reduction of principal.

(D) All principal and interest is payable in lawful money of the United States of America. Prepayment of principal and/or interest may be made in whole or in part, and at any time, without penalty. However, a partial prepayment shall not relieve the maker of its obligation to pay the regular monthly installments as provided herein.

This obligation is secured by Deeds of Trust with power of sale and is subject to all the terms and conditions of said Deeds of Trust.

In the event of a dispute under the terms of this Note, or under any of the collateral documents related hereto, the prevailing party shall be entitled to recover its costs and reasonable attorney fees, even though no suit or action is filed herein; however, if a suit or action is filed, the amount of such reasonable attorney's fees shall be fixed by the court, or the courts, in which suit or action, including any appeal therein, is tried, heard or decided.

Failure to exercise any option to declare a default or to accelerate the balance due hereon shall not constitute a labor of the right to exercise the same in the event of any subsequent

default. Modification of the terms of payment of this Note, or any of the collateral documents related hereto, shall be made only in writing and duly executed by both parties.

Presentment, notice of dishonor and protest are hereby waived by all makers, sureties, guarantors and endorsers hereof. This note shall be the joint and several obligation of all makers sureties, guarantors and endorsers, and shall be binding upon them and their successors and assigns.

JOHN RYAN, Member of the Board of Directors
of Shoshone Silver/Gold Mining Company, Inc. an
Idaho corporation

H:\CDADOCS\39087\00001\AGREE\C096314:sd

Recorded at the Request of (when recorded return to):	

DEED OF TRUST

THIS DEED OF TRUST, made this 5th day of October, 2012, between Shoshone Silver/Gold Mining Company, an Idaho corporation whose address is P.O. Box 2011, 6848 N. Government Way, No. 192, Coeur d'Alene, Idaho 83815 ("Grantor") and Scott Beggs, an individual whose address is C/O Randall & Danskin, P.S., 601 W. Riverside Avenue, Ste. 1500, Spokane, Washington 99201-0653 ("Beneficiary").

WITNESSETH:

That Grantor does hereby irrevocably grant, bargain, sell and convey, to Beneficiary, in trust, with power of sell, that property in the County of Bonner, State of Idaho, described as Idaho Lakeview Survey No. 2763 with claim names Venzwela, Western Adventure, Western Adventure No. 2, Late Bonanza and Western Adventure Mill Site.

Those claims are more particularly described in Exhibit A attached hereto.

Together with the rents, issues and profits thereof, subject, however, to the right, power and authority hereinafter given to and conferred upon Beneficiary to collect and apply such rents, issues and profits.

For the purpose of securing payment of the indebtedness evidenced by a promissory note, of even date herewith, executed by Grantor in the sum of $125,000.00, final payment due the second Friday of September, 2013, and to secure payment of all such further sums as may hereafter be loaned or advanced by the Beneficiary herein to the Grantor herein, or either of them, while record owner of present interest, for any purpose, and of any notes, drafts or other instruments representing such further loans, advances or expenditures together with interest on all such sums at the rate therein provided. Provided, however, that the making of such further loans, advances or expenditures shall be optional with the Beneficiary, and provided, further, that it is the express intention of the parties to this Deed of Trust that it shall stand as continuing security until paid for all such advances together with interest thereon.

IF THE GRANTOR SHALL SELL, CONVEY, LEASE, TRANSFER OR ALIENATE, OR FURTHER ENCUMBER THE PROPERTY OR ANY PART THEREOF OR ANY INTEREST THEREIN, OR AGREE TO DO SO, THE BENEFICIARY SHALL HAVE THE RIGHT, AT ITS OPTION, TO DECLARE ALL SUMS IMMEDIATELY DUE AND PAYABLE.

A. To protect the security of this Deed of Trust, Grantor agrees as follows:

1. To keep said property in good condition and repair; not to remove or demolish any building thereon; to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefore; to comply with all laws affecting said property or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereof; not to commit, suffer or permit any act upon said property in violation of law; to cultivate, irrigate, fertilize, fumigate, prune and do all other such acts which from the character or use of said property may be reasonably necessary, the specific enumerations herein not excluding the general.

2. To appear in and defend any action or proceeding purporting to affect the security hereof or the right or powers of Beneficiary; and to pay all costs and expenses, including cost of evidence of title and attorney's fees in a reasonable sum, in any such action or proceeding in which Beneficiary may appear regarding the secured property.

3. To pay all taxes and assessments affecting said property, when due, all encumbrances, charges and liens, with interest, on said property or any part thereof, which appear to be prior or superior hereto; all costs, fees and expenses required.

4. To pay immediately and without demand all sums due under the Promissory Note.

5. Should Grantor fail to make any payment or to do any act as herein provided, then Beneficiary may at Beneficiary's discretion, and without notice to or demand upon Grantor, and without releasing Grantor from any obligation hereof, may make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary being authorized to enter upon said property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the right or powers of Beneficiary; pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of either appears to be prior or superior hereto; and, in exercising any such powers, or in enforcing this Deed of Trust by judicial foreclosure, pay necessary expenses, employ counsel and pay his reasonable fees.

B. It is mutually agreed as follows:

1. Any award of damages in connection with any condemnation for public use of or injury to said property or any part thereof is hereby assigned and shall be paid to Beneficiary who may apply or release such moneys received by him in the same manner and with the same effect as above provided for disposition of proceeds of any insurance.

2. By accepting payment of any sum secured hereby after its due date, Beneficiary does not waive his right either to require prompt payment when due of all other sums so secured or to declare default for failure so to pay.

3. Upon written request to the Beneficiary, stating that all sums secured hereby have been paid, Beneficiary shall surrender this Deed and said note to Grantor for cancellation and retention. Beneficiary shall

reconvey, without warranty, the property held herein. The recitals in any reconveyance executed under this Deed of Trust of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance shall be described as "the person or persons legally entitled thereto."

4. Upon default by Grantor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, all sums secured hereby shall immediately become due and payable at the option of Beneficiary. In the event of default, Beneficiary shall execute or cause to be executed a written notice of such default and of his election to cause to be sold the herein described property to satisfy the obligations hereof, and shall cause such notice to be recorded in the office of the recorder of each county wherein said real property or some part thereof is situated. Such notice shall be given to Grantor at the above-described corporate address.

Notice of sale having been given as then required by law, and not less than the time then required by law having elapsed, Beneficiary may sell said property at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Beneficiary may deliver to the purchaser its deed conveying the property so sold, but without any covenant or warranty express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Grantor, may purchase at sale.

After deducting all costs, fees and expenses of Beneficiary, including cost of evidence of title and reasonable counsel fees in connection with sale, Beneficiary shall apply the proceeds of sale to payment of all sums expended under the terms hereof, not then repaid, with accrued interest at the highest lawful rate permissible under Idaho law; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

Notwithstanding any other provisions hereof or of any other agreement between the parties hereto, under no circumstances shall the amount paid or agreed to be paid to such beneficiary for the use, forbearance or detention of money exceed the highest lawful rate permissible, and if a court of competent jurisdiction shall determine that the performance of any provision thereof shall result in payment of amount in excess thereof, then such provision shall be deemed appropriately modified to the extent necessary to reduce such amount to that not in excess of such rate, and any excess amount theretofore received shall be deemed applied to the principal amount of the debt.

5. This Deed applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term Beneficiary shall mean the holder and owner of the note secured hereby; or, if the note has been pledged, the pledgee thereof. In this Deed, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

JOHN RYAN, Board Member
Shoshone Silver/Gold Mining Company, an Idaho corporation

STATE OF IDAHO)
: ss.
County of Kootenai)

On this 5 day of October, 2012, before me Jalaire A. Bitton, the undersigned Notary Public, personally appeared John Ryan, known or identified to me to be the person who executed the instrument, and acknowledged to me that he executed the same.

(SEAL)

JALAIRE A. BITTON
NOTARY PUBLIC
STATE OF IDAHO

Jalaire A. Bitton
Notary Public for Idaho
Residing at Priest River
Commission Expires: 3.17.16

H:\CDADOCS\39087\00001\AGREE\C097487:sd

64468

EASEMENT

THIS AGREEMENT made this 31st day of January, 1958, between IDAHO LAKEVIEW MINES COMPANY, a corporation, hereinafter called the Grantor, and JEROME L. DRUMHELLER, hereinafter called the Grantee;

RECITALS:

The grantor is the owner of certain patented and unpatented mining claims in the Lakeview Mining District, situated in Section 28, Township 53 North, Range 1, W. B.M., Bonner County, Idaho, and hereinafter described and referred to as the Idaho Group.

The grantee is the owner of certain patented mining claims in said Lakeview Mining District located in Sections 28, 29, 32 and 33, Township 53 North, Range 1, W.B.M., Bonner County, Idaho, hereinafter described and referred to as the Weil Group. The Weil Group adjoins the Idaho Group as shown on the plat hereto attached.

The grantee is anxious to secure an easement through and across a portion of the Idaho Group in connection with the development and operation of the Weil Group, and the grantor is willing to grant such an easement on the conditions hereinafter set forth;

In order to make an easement available to the grantee it will be necessary for him to drive a connecting tunnel from the Northeast boundary of the Weil Group through a portion of the Idaho Group as shown on the attached plat.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants hereinafter contained, the grantor does hereby grant to the grantee the right and authority to enter upon the Idaho Group of mining claims and to extend the tunnel on Western Adventure No. 2 to the Weil Group, as shown on the plat hereto attached and made a part of this instrument, and the grantee is given the further authority to use said

Exhibit A

tunnel as extended and the tunnel of the grantor through the Western Adventure No. 2, the Venzwells, Western Adventure and Lake Bonanza patented mining claims as shown on the attached plat, said tunnel being indicated between the points B and A. Said easement and authority is granted solely for the purpose of the development and operation of said Well Group and shall be unlimited as to time and shall inure to and be for the benefit of the owner or owners at any time of said Well Group.

Said easement is granted on the following conditions:

1. The grantee's use of said easement shall be confined to hauling waste, ore, supplies and equipment for his development and operation of the Well Group.

2. All costs of running the connecting tunnel above referred to and all costs of maintaining said tunnel shall be paid by the grantee.

3. All work in connection with the running of said connecting tunnel and in the maintenance of the entire tunnel through which the easement is hereby granted shall be done according to good mining practice. The use of said tunnel by the grantee shall not interfere with the operation of the Idaho Group and the use of the same by the grantor shall be paramount.

4. As compensation for the easement hereby granted the grantee agrees to pay one-half of one per cent of the gross value of all commercial ores hauled through said workings of the grantor. The time and manner of determining the gross value of such ores shall be subject to the agreement of the parties hereto or in the event they are unable to agree then the same shall be determined by a board of arbitration composed of one man of mining experience selected by the grantor, one man of mining experience selected by the grantee, and the third to be selected by the two first selected. The three shall constitute a board to determine the times and manner in which the gross value of said ores is to be fixed, and the decision

of a majority shall be binding upon the parties hereto.

The mining claims referred to here are as follows:

Idaho Group:

Venezuela	Patented lode claim	Sur. No. 2763A
Western Adventure	Patented lode claim	Sur. No. 2763A
Late Bonanza	Patented lode claim	Sur. No. 2763A
Western Adventure #2	Patented lode claim	Sur. No. 2763A
Hewer No. 3	Unpatented lode claim	
Hewer No. 4	Unpatented lode claim	

Well Group:

Bald Top	Patented lode claim	Sur. No. 2402
O.K.	Patented lode claim	" " "
Gloria	Patented lode claim	" " "
Gladys	Patented lode claim	" " "
Little Bill	Patented lode claim	" " "
Peerless	Patented lode claim	

IN WITNESS WHEREOF the parties hereto have caused this instrument to be executed the day and year first above written.

IDAHO LAKEVIEW MINES COMPANY

By Kenneth M. Hawser
Its Vice-President

Attest: L. R. Gordon
Secretary

FILED FOR RECORD Feb 13 1958 AT 2:25 P. M. REQUEST OF Earl McDaniel
STANLEY L. WOLFE SPOKANE COUNTY RECORDER BOOK NO. 2 of Mining Misc Pg 375
By Helen Shaw, Deputy Fee 3.50

STATE OF WASHINGTON }
} ss
COUNTY OF SPOKANE }

On this 21st day of January, 1958, before me personally appeared KENNETH M. HAWSER and L. R. GORDON, to me known to be the President and Secretary respectively of Idaho Lakeview Mines Company, the corporation that executed the foregoing instrument and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument and that the seal affixed is the corporate seal of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

George W. Kondal
Notary Public in and for the State of Washington, residing at Spokane.

Earl McDaniel
Box 21
Regenia


HEWER No.5 (UNPAT)
VENZWELA (PAT) SUR. No. 2763-A
WESTERN ADVENTURE SUR. No. 2763-A (PAT)
LATE BONANZA (PAT) SUR. No. 2763-A
'A'
HEWER No.1 (UNPAT)
HEWER No.2 (UNPAT)
WESTERN ADVENTURE No.2
IDA-LAKEVIEW SOUTH FOOTWALL DRIFT (ADIT)
'B'
SUR. No. 2763-A (PAT)
TIP TOP (UNPAT)
IDAHO
LAKEVIEW
GROUP
HEWER No.4 (UNPAT)
Area of tunnel extension
HEWER No.3 (UNPAT)
BALD TOP (PAT) SUR. No. 2402
WEIL
GLADYS (PAT) SUR. No. 2402
GROUP
OK. (PAT) SUR. No. 2402
29 28
32 33
LITTLE BILL (PAT) SUR. No. 2402
PEERLESS (PAT) SUR. No. 2402 (PAT.)
GLORIA (PAT) SUR. No. 2402

PLAT

Area covered by EASEMENT from IDAHO LAKEVIEW MINES Co. to J.L. DRUMHELLER. Tunnel Use Permit through TUNNEL 'A'-'B'. Area from 'B' southwest to northeast boundary of WEIL GROUP through which access tunnel may be extended from drift face 'B' to WEIL northeast boundary in Section 28, T.53N. R.1W.B.M. BONNER Co. IDAHO

DRAWN BY: TAM   SCALE: 1"=400'   DEC. 1957

PLATE X

QUARTZ LOCATION NOTICE

NOTICE IS HEREBY GIVEN That the undersigned citizen of the United States, having complied with the laws of the United States, of the State of Idaho, and the local laws, rules and customs of Lakeview Mining District, have this day located 1500 feet, linear measurement, on this lead, vein or lode of mineral-bearing rock, together with 300 feet of surface ground on the Northwesterly side of said lead and 300 feet of surface ground on the Southeasterly side of said lead; 250 feet of said lead lying Northeasterly of this notice and 1250 feet lying Southwesterly thereof. The extreme boundaries are described as follows, to-wit: Beginning at the Discovery Monument,

thence 250 feet Northeasterly to the Northerly End Center Monument,
thence 300 feet Northwesterly to the NW Corner Monument,
thence 1500 feet Southwesterly to the SW Corner Monument,
thence 300 feet Southeasterly to the Southerly End Center Monument,
thence 300 feet Southeasterly to the SE Corner Monument,
thence 1500 feet Northeasterly to the NE Corner Monument,
thence 300 feet Northwesterly to the Northerly End Center Monument,
thence 250 feet Southwesterly to the Discovery Monument; the place of beginning.

The adjoining claims are the Sunset No. 8, Sunset No. 9, Sunset No. 10 and Late Bonanza No. 2 on the north; the Sunset No. 12 and patented Late Bonanza on the south.

The claim is situated in the S½NE¼ of Sec. 28, T53N, R1W, Boise M., Mining District, County of Bonner, State of Idaho, and shall be called in Lakeview the Sunset No. 13

Located this 20th day of June A. D. 1959

Federal Uranium Corp.
by Alfred B. Newman, Agent
Locator.

Alfred B. Newman,
Agent

STATE OF IDAHO
County of Shoshone } ss:

I, LESTER S. HARRISON, V-Pres., Federal Uranium Corporation do solemnly swear that I am a citizen of the United States of America (or have declared my intention to become such) and that I am acquainted with the mining ground described in this Notice of Location, and herewith called the Sunset No. 13 lead, lode or claim; that the ground and claim therein described, or any part thereof, has not to the best of my knowledge and belief, been located according to the laws of the United States and of this state, or, if so located, that the same has been abandoned or forfeited by reason of the failure of such former locator to comply in respect thereto with the requirements of said laws, and that I have opened new ground to the extent or depth of ten feet, as required by the laws of Idaho.

Lester S. Harrison

Subscribed and sworn to before me this 25th day of June A. D. 1959

Phyllis J. Volz
Notary Public in and for the State of Idaho, residing at Kellogg, Idaho.
My commission expires 1-10-63.

(NOTARY PUBLIC seal)

71233
LOCATION NOTICE
OF
Sunset No. 13
Lode Claim
BY
Federal Uranium Corporation

Recorded at the request of Lester S. Harrison
July 2 1959 at 45 minutes past 11 o'clock A. M.
In Book 24 of Mining Locations Records of Bonner County, State of Idaho.
Page 367

DORIS I. KENNEY County Recorder.
Deputy.
Fees, $2.00

Recorded at the Request of (when recorded return to):	

DEED OF TRUST

THIS DEED OF TRUST, made this 5th day of October, 2012, between Shoshone Silver/Gold Mining Company, an Idaho corporation whose address is P.O. Box 2011, 6848 N. Government Way, No. 192, Coeur d'Alene, Idaho 83815 ("Grantor") and Scott Beggs, an individual whose address is C/O Randall & Danskin, P.S., 601 W. Riverside Avenue, Ste. 1500, Spokane, Washington 99201-0653 ("Beneficiary").

WITNESSETH:

That Grantor does hereby irrevocably grant, bargain, sell and convey, in trust to be held as collateral, to Beneficiary that property in Kootenai County known as Keep Cool Mineral Survey No. 1506 with mineral claims including Moonlight, Hazel Dell, Keep Cool and Flash.

Those claims are more particularly described in Exhibit A attached hereto.

Together with the rents, issues and profits thereof, subject, however, to the right, power and authority hereinafter given to and conferred upon Beneficiary to collect and apply such rents, issues and profits.

For the purpose of securing payment of the indebtedness evidenced by a promissory note, of even date herewith, executed by Grantor in the sum of $125,000.00, final payment due the second Friday of September, 2013, and to secure payment of all such further sums as may hereafter be loaned or advanced by the Beneficiary herein to the Grantor herein, or either of them, while record owner of present interest, for any purpose, and of any notes, drafts or other instruments representing such further loans, advances or expenditures together with interest on all such sums at the rate therein provided. Provided, however, that the making of such further loans, advances or expenditures shall be optional with the Beneficiary, and provided, further, that it is the express intention of the parties to this Deed of Trust that it shall stand as continuing security until paid for all such advances together with interest thereon.

IF THE GRANTOR SHALL SELL, CONVEY, LEASE, TRANSFER OR ALIENATE, OR FURTHER ENCUMBER THE PROPERTY OR ANY PART THEREOF OR ANY INTEREST THEREIN, OR AGREE TO DO SO, THE BENEFICIARY SHALL HAVE THE RIGHT, AT ITS OPTION, TO DECLARE ALL SUMS IMMEDIATELY DUE AND PAYABLE.

A. **To protect the security of this Deed of Trust, Grantor agrees as follows:**

1. To keep said property in good condition and repair; not to remove or demolish any building thereon; to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefore; to comply with all laws affecting said property or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereof; not to commit, suffer or permit any act upon said property in violation of law; to cultivate, irrigate, fertilize, fumigate, prune and do all other such acts which from the character or use of said property may be reasonably necessary, the specific enumerations herein not excluding the general.

2. To appear in and defend any action or proceeding purporting to affect the security hereof or the right or powers of Beneficiary; and to pay all costs and expenses, including cost of evidence of title and attorney's fees in a reasonable sum, in any such action or proceeding in which Beneficiary may appear regarding the secured property.

3. To pay all taxes and assessments affecting said property, when due, all encumbrances, charges and liens, with interest, on said property or any part thereof, which appear to be prior or superior hereto; all costs, fees and expenses required.

4. To pay immediately and without demand all sums due under the Promissory Note.

5. Should Grantor fail to make any payment or to do any act as herein provided, then Beneficiary may at Beneficiary's discretion, and without notice to or demand upon Grantor, and without releasing Grantor from any obligation hereof, may make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary being authorized to enter upon said property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the right or powers of Beneficiary; pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of either appears to be prior or superior hereto; and, in exercising any such powers, or in enforcing this Deed of Trust by judicial foreclosure, pay necessary expenses, employ counsel and pay his reasonable fees.

B. **It is mutually agreed as follows:**

1. Any award of damages in connection with any condemnation for public use of or injury to said property or any part thereof is hereby assigned and shall be paid to Beneficiary who may apply or release such moneys received by him in the same manner and with the same effect as above provided for disposition of proceeds of any insurance.

2. By accepting payment of any sum secured hereby after its due date, Beneficiary does not waive his right either to require prompt payment when due of all other sums so secured or to declare default for failure so to pay.

3. Upon written request to the Beneficiary, stating that all sums secured hereby have been paid, Beneficiary shall surrender this Deed and said note to Grantor for cancellation and retention. Beneficiary shall reconvey, without warranty, the property held herein. The recitals in any reconveyance executed under this

Deed of Trust of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance shall be described as "the person or persons legally entitled thereto."

4. Upon default by Grantor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, all sums secured hereby shall immediately become due and payable at the option of Beneficiary. In the event of default, Beneficiary shall execute or cause to be executed a written notice of such default and of his election to cause to be sold the herein described property to satisfy the obligations hereof, and shall cause such notice to be recorded in the office of the recorder of each county wherein said real property or some part thereof is situated. Such notice shall be given to Grantor at the above-described corporate address.

Notice of sale having been given as then required by law, and not less than the time then required by law having elapsed, Beneficiary may sell said property at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Beneficiary may deliver to the purchaser its deed conveying the property so sold, but without any covenant or warranty express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Grantor, may purchase at sale.

After deducting all costs, fees and expenses of Beneficiary, including cost of evidence of title and reasonable counsel fees in connection with sale, Beneficiary shall apply the proceeds of sale to payment of all sums expended under the terms hereof, not then repaid, with accrued interest at the highest lawful rate permissible under Idaho law; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

Notwithstanding any other provisions hereof or of any other agreement between the parties hereto, under no circumstances shall the amount paid or agreed to be paid to such beneficiary for the use, forbearance or detention of money exceed the highest lawful rate permissible, and if a court of competent jurisdiction shall determine that the performance of any provision thereof shall result in payment of amount in excess thereof, then such provision shall be deemed appropriately modified to the extent necessary to reduce such amount to that not in excess of such rate, and any excess amount theretofore received shall be deemed applied to the principal amount of the debt.

5. This Deed applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term Beneficiary shall mean the holder and owner of the note secured hereby; or, if the note has been pledged, the pledgee thereof. In this Deed, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

____
JOHN RYAN, Board Member
Shoshone Silver/Gold Mining Company, an Idaho corporation

STATE OF IDAHO)
: ss.
County of Kootenai)

On this 5 day of October, 2012, before me Jalaire A. Bitton, the undersigned Notary Public, personally appeared John Ryan, known or identified to me to be the person who executed the instrument, and acknowledged to me that he executed the same.

(SEAL)

JALAIRE A. BITTON
NOTARY PUBLIC
STATE OF IDAHO

[signature]

Notary Public for Idaho
Residing at Priest River
Commission Expires: 3.17.16

H:\CDADOCS\39087\00001\AGREE\C097482:sd

STATE OF OREGON,)
County of Washington.) ss.

On this 20th day of February, in the year 1929 before me A H Vincent, a Notary Public in and for said County, personally appeared Alfred Boyer known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year in this certificate first above written.

(Notarial Seal)

A H Vincent
Notary Public for Oregon
My Commission Expires Jan. 11, 1931

STATE OF IDAHO)
County of Bonner) SS.

On this 23rd day of February in the Year 1929 before me Arthur K Bowden a Notary Public for the State of Idaho personally appeared John Boyer a single man, well known to me to be one of the Individuals whose names are subscribed to the within instrument and he acknowledged to me that he executed the same.

IN WITNESS WHEREOF I have hereunto set my hand and affixed my Notarial Seal the day and Year in this Certificate first above written

(Notarial Seal)

Arthur K Bowden
Notary Public for the State of Idaho residing at Sandpoint therein.

STATE OF IDAHO,)
County of Bonner,) ss.

I hereby certify that this instrument was filed for record at request of Dan Shreve at 50 minutes past 4 o'clock P. M., this 9 day of May A. D. 1929 in my office, and duly recorded in Book 1 of Mining Deeds at page 673.

Robt. S. McCrea, Ex-officio Recorder. By Lester W Ramsey, Deputy. Fees, $1.50

GENERAL LAND OFFICE. No. 35151 | NO. 75695 | MINERAL CERTIFICATE. No. 292

COMPARED [signature] INDEXED

THE UNITED STATES OF AMERICA

To all to whom these Presents shall come, Greeting:

WHEREAS, In pursuance of the provisions of the Revised Statutes of the United States, Chapter Six, Title Thirty-two, and legislation supplemental thereto, there have been deposited in the GENERAL LAND OFFICE of the United States the Plat and Field Notes of survey and the Certificate, No. 292, of the Register of the Land Office at Coeur d'Alene in the State of Idaho accompanied by other evidence whereby it appears that the Keep Cool Mining Company did, on the seventh day of March, A. D. 1901, duly enter and pay for that certain mining claim or premises, known as the Keep Cool, Hazel Dell, Moonlight, and Flash lode mining claims, designated by the Surveyor General as Lot No. 1506, embracing a portion of the unsurveyed public domain in the Pend d'Oreille, now Lakeview, Mining District, in the County of Kootenai and State of Idaho, in the District of Lands subject to sale at Coeur d'Alene and bounded, described, and platted as follows, with magnetic variation

twenty-two degrees and thirty minutes east.

BEGINNING for the description of the Keep Cool lode claim at corner No. 1, a cedar post four inches square marked 1-1506, with mound of earth, from which U. S. mineral monument No. 3 bears south seventy-five degrees, fifty minutes and thirty seconds east two thousand two hundred and twelve and six tenths feet distant; a dead fir twenty inches in diameter blazed and marked 1-1506, B. T. bears north forty-

ALL-STATE LEGAL®
Exhibit A

seven degrees and twenty-six minutes west fifteen and seven tenths feet distant, and a dead fir eighteen inches in diameter blazed and marked 1-1506 B. T. bears south sixty-four degrees and thirty-four minutes west twenty-eight and four tenths feet distant.

Thence, first course, north sixty-seven degrees and fifty-two minutes west one thousand four hundred and twenty-six feet to corner No. 2.

Thence, second course, south twenty-eight degrees and thirty-four minutes west two hundred and ninety-six and three tenths feet to a point from which discovery bears south sixty-seven degrees and thirty-eight minutes east seven hundred and six tenths feet distant; five hundred and ninety-eight feet to corner No. 3.

Thence, third course, south sixty-seven degrees and thirty-eight minutes east one thousand four hundred and twenty-five and six tenths feet to corner No. 4.

Thence, fourth course, north twenty-eight degrees and thirty-four minutes east, six hundred and three and four tenths feet to corner No. 1, the place of beginning; the survey of the lode claim as above described extending one thousand four hundred and twenty-five and six tenths feet in length along said Keep Cool vein or lode.

Beginning for the description of the Hazel Dell lode claim at corner No. 1, a fir post four inches square marked 3-1-1-1506, identical with corner No. 3 of said Keep Cool lode claim, from which said U. S. mineral monument No. 3 bears south eighty-one degrees and thirty-six minutes east three thousand seven hundred and ninety-three feet distant; a hemlock stump eighteen inches in diameter blazed and marked 3-1-1-1506 B. S. bears south seventy degrees and seventeen minutes east eight feet distant, and a hemlock twenty-four inches in diameter blazed and marked 3-1-1-1506 B. T. bears south fifty-seven degrees and forty-eight minutes west seventy-six and two tenths feet distant.

Thence, first course, north twenty-eight degrees and thirty-four minutes east three hundred and one and seven tenths feet to a point from which the east end of discovery cut bears north eighty-one degrees and four minutes west sixty feet distant; five hundred and ninety-eight feet to corner No. 2, identical with corner No. 2 of said Keep Cool lode claim.

Thence, second course, north eighty degrees and eight minutes west one thousand two hundred and forty-one feet to corner No. 3.

Thence third course, south twenty-eight degrees and thirty-four minutes west six hundred and twenty-one feet to corner No. 4.

Thence, fourth course, south eighty-one degrees and seven minutes east one thousand two hundred and forty-eight and six tenths feet to corner No. 1, the place of beginning; the survey of the lode claim as above described extending one thousand two hundred and forty-eight and fifteen hundredths feet in length along said Hazel Dell vein or lode.

Beginning for the description of the Moonlight lode claim at corner No. 1, a hemlock post four inches square marked 1-1506, with mound of earth, situate on line 1-2 of said Keep Cool lode claim, from which corner No. 2 of said claim bears north sixty-seven degrees and fifty-two minutes west six hundred feet distant; said U. S. mineral monument No. 3 bears south seventy-three degrees, forty minutes and thirty seconds east three thousand and thirty-three feet distant; a tamarack twenty-four inches in diameter blazed and marked 1-1506. B. T. bears north thirty two degrees and thirteen minutes east thirty-nine and eight tenths feet distant, and a burnt stub sixteen inches in diameter blazed and marked 1-1506. B. T. bears south ten degrees and forty-seven minutes east twenty-one and two tenths feet distant.

Thence, first course, north four degrees east, three hundred and five and four tenths feet to a point from which the east end of an open cut bears north seventy-five degrees and thirteen minutes west five hundred and forty feet distant; four hundred and thirty feet to corner No. 2, from which discovery post bears north seventy-seven degrees and fifteen minutes west five hundred and one feet distant.

Thence, second course, north seventy-two degrees and twenty-two minutes west one thousand five hundred and four feet to corner No. 3.

Thence, third course, south four degrees west five hundred and six feet to corner No. 4, situate on line 2-3 of said Hazel Dell lode claim, from which corner No. 2 of said claim bears south eighty degrees and eight minutes east eight hundred and ninety-six feet distant

Thence, fourth course, south seventy-five degrees and thirteen minutes east one thousand four hundred and eighty-eight feet to corner No. 1, the place of beginning; the survey of the lode claim as above described extending one thousand four hundred and eighty-eight feet in length along said Moonlight vein or lode.

Beginning for the description of the Flash lode claim at corner No. 1, identical with corner No. 1 of said Hazel Dell lode claim and corner No. 3 of said Keep Cool lode claim.

Thence, first course, north eighty-one degrees and seven minutes west one thousand two hundred and twenty-one feet to corner No. 2, from which corner No. 4 of said Hazel Dell lode claim bears north eighty-one degrees and seven minutes west twenty-seven and six tenths feet distant.

Thence, second course, south one degree and forty-nine minutes west six hundred and three and six tenths feet to corner No. 3.

Thence, third course, south eighty-one degrees and fifty-five minutes east

one thousand two hundred and nineteen feet to corner No. 4.

Thence, fourth course, north one degree and forty-nine minutes east two hundred and eighty-five feet to a point from which the east end of discovery cut bears north eighty-one degrees and seven minutes west two hundred and eighty-two feet distant; five hundred and eighty-seven feet to corner No. 1, the place of beginning, the survey of the lode claim as above described extending one thousand two hundred and twenty-one feet in length along said Flash vein or lode.

Said lot No. 1506 containing sixty-six acres and nine hundred and forty-five thousandths of an acre of land, more or less.

NOW KNOW YE, That there is therefore hereby GRANTED by the UNITED STATES unto the said Keep Cool Mining Company and to its successors and assigns, the said mining premises hereinbefore described, and not expressly excepted from these presents, and all that portion of the said Keep Cool, Hazel Dell, Moonlight and Flash veins, lodes, or ledges and of all other veins, lodes, and ledges, throughout their entire depth, the tops or apexes of which lie inside of the surface boundary lines of said granted premises in said Lot No. 1506 extended downward vertically, although such veins, lodes, or ledges in their downward course may so far depart from a perpendicular as to extend outside the vertical side lines of said premises:

Provided, That the right of possession to such outside parts of said veins, lodes, or ledges, shall be confined to such portions thereof as lie between vertical planes drawn downward through the end lines of said Lot No. 1506, so continued in their own direction that such planes will intersect such exterior parts of said veins, lodes, or ledges: And provided further, That nothing herein contained shall authorize the grantee herein to enter upon the surface of a claim owned or possessed by another.

TO HAVE AND TO HOLD said mining premises, together with all the rights, privileges, immunities, and appurtenances of whatsoever nature thereunto belonging unto the said grantee above named and to its successors and assigns forever; subject nevertheless to the above-mentioned and to the following conditions and stipulations:

First. That the premises hereby granted, with the exception of the surface, may be entered by the proprietor of any other vein, lode, or ledge, the top or apex of which lies outside of the boundary of said granted premises, should the same in its dip be found to penetrate, intersect, or extend into said premises, for the purpose of extracting and removing the ore from such other vein, lode, or ledge.

Second. That the premises hereby granted shall be held subject to any vested and accrued water rights for mining, agricultural, manufacturing, or other purposes, and rights to ditches and reservoirs used in connection with such water rights as may be recognized and acknowledged by the local laws, customs, and decisions of the courts. And there is reserved from the lands hereby granted, a right of way thereon for ditches or canals constructed by the authority of the United States.

Third. That in the absence of necessary legislation by Congress, the Legislature of Idaho may provide rules for working the mining claim or premises hereby granted, involving easements, drainage, and other necessary means to its complete development.

IN TESTIMONY WHEREOF I, Theodore Roosevelt, PRESIDENT OF THE UNITED STATES OF AMERICA, have caused these letters to be made PATENT, and the SEAL OF THE GENERAL LAND OFFICE to be hereunto affixed.

GIVEN under my hand at the City of Washington the first day of March, in the year of our Lord one thousand nine hundred and two; and of the INDEPENDENCE OF THE UNITED STATES the one hundred and twenty-sixth.

(United States General Land Office Seal) BY THE PRESIDENT: T. Roosevelt

Recorded Vol. 350, pages 283 to 288, inclusive.
L. M. W.

By F. M. McKean
Secretary.
C. H. Brush
Recorder of the
General Land Office

STATE OF IDAHO,
County of Bonner, } SS.

Filed for record at the request of Bonner Co. Abstract Co. on the 16 day of May 1929 at 2:00 o'clock P. M, and recorded in Book 1 of Mining Deeds on page 674.

Robt. S. McCrea, County Recorder. By Margaret Nyberg, Deputy. Fee $4.00

- -

COMPARED
INDEXED

NO. 7 3 9 1 5

THIS INDENTURE, Made the Twenty fifth day of Feburary in the year of our Lord one thousand nine hundred and twenty nine between John Boyer and Alfred Boyer single men the parties of the first part, and Mrs. A. Stookman the part_ of the second part, WITNESSETH: That the said parties of the first part, for and in consideration of the sum of ONE HUNDRED 00/100 Dollars, lawful money of the United States of America, to them in hand paid by the said part_ of the second part, the receipt whereofis hereby acknowledged, have GRANTED, BARGAINED, SOLD, REMISED, RELEASED, and FOREVER QUITCLAIMED, and by these presents do grant, bargain, sell, remise, release and forever quitclaim unto the said part_ of the second part, and to _ heirs and assigns

an undivided ONE one thousandth interest in and to the Boyer Group Mining Claims situated in Section 7 Township 57 N Range I WBM a full description of which is set out in a U. S. Mineral Patent No. 382228 dated Feb 3rd 1914 recorded in the Recorders Office of Bonner County Idaho in Book 30 of Deeds at Page 623 thereof and also in lot four of said section all of which lands are embraced in this deed.

Together with all dips, spurs and angles, and also all the metals, ores, gold and silver bearing quartz, rocks and earth therein; and all rights, privileges and franchises thereto incident, appendant and appurtenant, or therewith usually had and enjoyed; and, also, all and singular the tenements, hereditaments and appurtenances thereto belonging, or in anywise appertaining, and the rents, issues and profits thereof; and, also, all the estate, right, title, interest, property, possession, claim and demand whatsoever, as well in law as in equity, of the said parties of the first part, of, in or to said premises and every part and parcel thereof, with the appurtenances.

TO HAVE AND TO HOLD, all and singular the said premises, together with the appurtenances and privileges thereto incident, unto the said part_ of the second part _ heirs and assigns forever. It is expressly covenanted that it is intended hereby to convey any and all right, title, interest and estate which may hereafter be acquired to said premises, or any part thereof, by virtue of any patent which may hereafter be issued by the United States Government therefor under proceedings heretofore instituted in that behalf by the said parties of the first part or their grantors.

IN WITNESS WHEREOF, The said parties of the first part have hereunto set their hand_ and seals the day and year first above written.

Signed, Sealed and Delivered in the presence of
L L Boyer
A H Vincent

John his x Mark Boyer (SEAL)

Alfred Boyer (SEAL)

STATE OF OREGON,
County of Washington, } ss.

On this 1st day of March, in the year 1929 before me A H Vincent, a notary public in and for said County, personally appeared Alfred Boyer known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year in this certificate first above written.

(Notarial Seal)

A H Vincent
Notary Public for Oregon My Commission Expires Jan. 11, 1931